                                                                    EXHIBIT 99.2

                           (HEALTHCARE REALTY TRUST)

                                  NEWS RELEASE
--------------------------------------------------------------------------------
  Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer,
                                 (615) 269-8175


            HEALTHCARE REALTY TRUST ANNOUNCES SECOND QUARTER RESULTS

         NASHVILLE, Tennessee July 24, 2003 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter that ended June 30, 2003. Revenues for the second quarter totaled $48.6 million, compared with the prior year's $48.3 million. Net income for the period was $17.6 million, or $0.42 per diluted common share, versus $22.3 million, or $0.50 per diluted common share, for the second quarter of 2002.

         Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts and comprised primarily of net income and depreciation from real estate, totaled $28.2 million for the second quarter of 2003, compared with $27.7 million for the same period in 2002. FFO per diluted common share for the second quarter of 2003 totaled $0.68, compared with $0.67 for the second quarter of 2002. A reconciliation of FFO to net income follows.

         Revenues for the six months ended June 30, 2003 totaled $96.2 million compared with the prior year's $98.0 million. Net income for the six-month period was $36.2 million, or $0.87 per diluted common share, versus $42.1 million, or $0.94 per diluted common share, for the first six months of 2002. Diluted funds from operations totaled $56.7 million for the first six months ended June 30, 2003, compared with $56.5 million for the same period ended June 30, 2002. Funds from operations, per diluted common share, for the first six months of 2003 was $1.36, equal with the same period in 2002.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of June 30, 2003, the Company's portfolio was comprised of ten major facility types, located in 29 states, and operated pursuant to contractual arrangements with 60 healthcare providers. The Company had investments of approximately $1.6 billion in 218 real estate properties or mortgages, totaling approximately 11.0 million square feet. The Company provided property management services to more than five million square feet nationwide.

        The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty
     Trust for the year ended December 31, 2002. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.


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


HR Reports Second Quarter Results
Page Two
July 24, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
                       CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                  JUNE 30,                             JUNE 30,
                                       ------------------------------      ------------------------------
                                          2003                2002             2003              2002
                                       ------------       -----------      ------------       -----------
Revenues:
 Master lease rental income            $     23,521       $    24,683      $     46,427       $    49,579
 Property operating income                   21,385            18,909            41,193            38,001
 Straight line rent                             606                50             1,271             1,231
 Mortgage interest income                     2,286             3,538             4,967             7,322
 Interest and other income                      762             1,130             2,342             1,830
                                       ------------       -----------      ------------       -----------
                                             48,560            48,310            96,200            97,963
Expenses:
 General and administrative                   2,865             2,726             5,534             5,234
 Property operating expenses                  8,640             7,399            16,304            14,862
 Interest                                     8,565             8,499            17,010            17,438
 Depreciation                                10,635            10,357            20,914            20,880
 Amortization                                    13                33                27                76
                                       ------------       -----------      ------------       -----------
                                             30,718            29,014            59,789            58,490
                                       ------------       -----------      ------------       -----------

Net income before net gain (loss)
on sale of real estate properties            17,842            19,296            36,411            39,473

Net gain (loss) on sale of real
estate properties                              (208)            2,959              (208)            2,630
                                       ------------       -----------      ------------       -----------

Net income                             $     17,634       $    22,255      $     36,203       $    42,103
                                       ============       ===========      ============       ===========

Net income per common share - Basic    $       0.43       $      0.51      $       0.89       $      0.96
                                       ============       ===========      ============       ===========

Net income per common share - Diluted  $       0.42       $      0.50      $       0.87       $      0.94
                                       ============       ===========      ============       ===========

Weighted average common
     shares outstanding - Basic          40,905,717        40,652,146        40,864,745        40,561,412
                                       ============       ===========      ============       ===========

Weighted average common
     shares outstanding - Diluted        41,635,351        41,512,283        41,610,718        41,456,693
                                       ============       ===========      ============       ===========


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


HR Reports Second Quarter Results
Page Three
July 24, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
                   RECONCILIATION OF FUNDS FROM OPERATIONS (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                 JUNE 30,                            JUNE 30,
                                       -----------------------------       -----------------------------
                                          2003              2002               2003             2002
                                       -----------      ------------       -----------      ------------
Net income (2)                         $    17,634      $     22,255       $    36,203      $     42,103
     Net (gain)loss on sale of
          real estate properties               208            (2,959)              208            (2,630)
     Preferred stock dividend                    0            (1,664)                0            (3,328)
     Real estate depreciation               10,341            10,072            20,319            20,317
                                       -----------      ------------       -----------      ------------
     Total adjustments                      10,549             5,449            20,527            14,359
                                       -----------      ------------       -----------      ------------

Funds from operations - Basic
     and Diluted                       $    28,183      $     27,704       $    56,730      $     56,462
                                       ===========      ============       ===========      ============

Funds from operations
     per common share - Basic          $      0.69      $       0.68       $      1.39      $       1.39
                                       ===========      ============       ===========      ============

Funds from operations
     per common share - Diluted        $      0.68      $       0.67       $      1.36      $       1.36
                                       ===========      ============       ===========      ============

Weighted average common
     shares outstanding - Basic         40,905,717        40,652,146        40,864,745        40,561,412
                                       ===========      ============       ===========      ============

Weighted average common
     shares outstanding - Diluted       41,635,351        41,512,283        41,610,718        41,456,693
                                       ===========      ============       ===========      ============

(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

        The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $686 and $842, respectively, for the three months ended June 30, 2003 and 2002, and $1.4 million and $1.5 million, respectively, for the six months ended June 30, 2003 and 2002.

Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.


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